                                                                 Exhibit 10.6(d)
                    FIRST AMENDMENT TO REPURCHASE AGREEMENT
                            AND CUSTODIAL AGREEMENT


          This First Amendment to Repurchase Agreement and Custodial Agreement ("Amendment"), dated as of May 1, 1997, is entered into between Franchise Mortgage Acceptance Company LLC, as seller (in such capacity, "Seller") and as servicer (in such capacity, "Servicer"), Credit Suisse First Boston Mortgage Capital LLC (formerly, CS First Boston Mortgage Capital Corp.), as buyer ("Buyer"), and First Bank National Association, as custodian ("Custodian").


                                R E C I T A L S

     A. Seller and Buyer entered into that certain Master Repurchase Agreement dated as of October 10, 1996, (the "Master Repurchase Agreement") and Annex I, Additional Supplemental Terms to Master Repurchase Agreement dated as of October 10, 1996 ("Annex I") (collectively, the "Repurchase Agreement".)

     B. Seller, Servicer, Buyer and Custodian entered into that certain Tri-Party Custodial Agreement For Contracts dated as of October 10, 1996 (the "Custodial Agreement").

     C. Seller and Buyer each desire to amend the Repurchase Agreement in order to make certain changes thereto as set forth below.

     D. Seller, Servicer, Buyer and Custodian each desire to amend the Custodial Agreement in order to make certain changes thereto as set forth below.

     E. Seller, Servicer, Buyer and Custodian each have agreed to execute and deliver this Amendment on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements hereinafter set forth, and in and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   DEFINITIONS. Any capitalized term not otherwise defined herein shall
          -----------
have the meaning assigned to such term in the Repurchase Agreement or Custodial Agreement, as applicable.

     2.   AMENDMENTS TO REPURCHASE AGREEMENT:
          ----------------------------------

          A. Paragraph 4(d) of the Master Repurchase Agreement is hereby amended by deleting the words "or Margin Excess exceeds a specified dollar amount or specified percentage of the Repurchase Prices" therein and replacing them with the words:

               "exceeds $10,000".

     B. Paragraph 7 of the Master Repurchase Agreement is hereby amended by deleting the second sentence in its entirety.

     C. Paragraph 19 of the Master Repurchase Agreement is hereby amended by deleting Paragraph 19 in its entirety.

     D.   The definition "Contract" in Section 2(o) of Annex I is hereby amended
                          --------
by deleting such definition in its entirety and replacing it with the following:

          "Contract" shall mean the Note and the other related Loan Documents
           --------
          evidencing a Restaurant Franchise Loan or a Retail Franchise Loan, which Note and Loan Documents are to be sold and assigned by Seller to Buyer and are the subject of the Agreement. Each Contract includes, without limitation, all records relating to such Contract and all related security interests, the Related Assets, and any and all rights to receive payments thereunder and all other proceeds thereof (including, without limitation, any recourse rights against third persons) from and after the related Purchase Date."

     E.   The definition "Equipment" in Section 2(x) of Annex I is hereby
                          ---------
amended by deleting such definition in its entirety and replacing it with the following:

          "Equipment" shall mean any equipment and other related property
           ---------
          subject to the lien to the related Security Agreement and/or Mortgage used in connection with the operation of (i) a Restaurant or (ii) a gas station and/or convenience store, as the case may be."

     F.   The definition "Franchise Agreement" in Section 2(ab) of Annex I is
                          -------------------
hereby amended by deleting such definition in its entirety and replacing it with the following:

          "Franchise Agreement" shall mean the agreement entered into between
           -------------------
          the Obligor or related Person and the franchisor to operate a (i) a Restaurant or (ii) a gas station and/or convenience store, as the case may be."

     G.   The definition "Mortgaged Property" in Section 2(am) of Annex I is
                          ------------------
hereby amended by deleting such definition in its entirety and replacing it with the following:

          "Mortgaged Property" shall mean the real property or properties,
           ------------------
          including any and all buildings, improvements and leasehold improvements thereon, and any other Collateral subject to the lien of the related Mortgage used in connection with the operation of (i) a Restaurant(s) or (ii) a gas station(s) and/or convenience store(s), as the case may be."

          H.   The definition "Personalty" in Section 2(at) of Annex I is
                               ----------
     hereby amended by deleting such definition in its entirety and replacing it with the following:

               "Personalty" shall mean the personal property or properties of
                ----------
               the specified in, and subject to the lien of, the related Mortgage and/or Security Agreement."

          I.   The definition "Security Agreement" of Section 2(bb) of Annex I
                               ------------------
     is hereby amended by deleting such definition in its entirety and replacing it with the following:

               "Security Agreement" shall mean the pledge and/or security
                ------------------
               agreement or similar instrument that secures the Note and creates a lien on the related Equipment, Personalty and any other related Collateral."

          J.   The definition "Underwriting Standards" in Section 2(bj) of
                               ----------------------
     Annex I is hereby amended by deleting such definition in its entirety and replacing it with the following:

               "Underwriting Standards" shall mean the standards of Seller in
                ----------------------
               accordance with which a Contract was originated. The Underwriting Standards for a Restaurant Franchise Loan and for a Retail Franchise Loan are attached hereto as Exhibit D."

          K.   The definition "Escrow Agreement" in Section 2(aa) of Annex I is
                               ----------------
     hereby deleted in its entirety and replaced with the following definition:

               "Escrow Agreement" shall mean one or more master escrow
                ----------------
               agreements entered into between the Seller, Buyer Custodian, the Wire Agent and a Document Agent providing for the facilitation of a Table Funding, a form of which agreement is attached to the Custodial Agreement as Exhibit I."

          L.   The definition "Pay-Off Letter" in Section 2(ar) of Annex I is
                               --------------
     hereby deleted in its entirety and replaced with the following definition:

               "Pay-Off Letter" shall mean a letter from a lending institution
                --------------
               or other creditor of the Obligor having an outstanding loan to the Obligor that will be paid off with the Escrow Funds, and which letter sets forth the amounts required to pay-off such loan and to obtain a release of such creditor's lien on the Obligor's property."

          M.   The definition "Table Funding" in Section 2(bc) of Annex I is
                               -------------
     hereby deleted in its entirety and replaced with the following:

          "Table Funding" shall mean, with respect to each franchise loan,
           -------------
           the arrangement by which such franchise loan is financed by Seller through the Escrow Funds provided by Buyer directly to the Wire Agent."

       N.  The definition "Table Funding Closing Date" in Section 2(bd) of Annex
                          --------------------------
I is hereby deleted in its entirety and replaced with the following:

          "Table Funding Closing Date" shall mean the date on which the Funding
           --------------------------
           takes place."

       O.  The definition "Table Funding Period" in Section 2(be) of Annex I is
                           --------------------
hereby deleted in its entirety and replaced with the following:

          "Table Funding Period" shall mean, with respect to a Transaction
           --------------------
           subject to a Table Funding, the period of time from the date Buyer transfers, by wire, to the Wire Agent the Purchase Price to and including the date the Custodian receives the related Custodian's Contract File from the Document Agent."

       P.  The definition."Wire Instruction Letter" in Section 2(bk) of Annex I
                           -----------------------
is hereby deleted in its entirety and replaced with the following:

          "Wire Disbursement and Document Release Authorization Letter" shall
           -----------------------------------------------------------
           mean the letter, in the form attached hereto as Exhibit A to the Escrow Agreement originated by Seller and confirmed in writing by Buyer that (x) authorizes and directs the Wire Agent to transfer the Escrow Funds to the Person(s) specified therein and (y) authorizes and directs the Document Agent to release and deliver to Custodian the Custodian Contract File."

       Q.  The definition "Distribution Letter" in Section 2(v) of Annex I is
                           -------------------
hereby deleted in its entirety.

       R.  The definition "Escrow Agent" in Section 2(z) of Annex I is hereby
                           ------------
deleted in its entirety.

       S.  The definition "Transaction Documents" in Section 2(bh) of Annex I is
                           ---------------------
hereby amended by adding after the word "agreements" in the second line thereof the words: "(but not including the Contracts)."

       T.  The following definitions are added to Section 2 of Annex I:

           "(bl)     "Restaurant" shall mean a restaurant or a fast food
                      ----------
                      restaurant."

         "(bm) "Restaurant Franchise Loan" shall mean a franchise loan secured
                -------------------------
               by Collateral used in connection with the operation of a Restaurant."

         "(bn) "Retail Franchise Loan" shall mean a franchise loan secured by
                ---------------------
               Collateral used in connection with the operation of a gas station and/or convenience store."

         "(bo) "Closing Documents" shall mean, with respect to each franchise
                -----------------
               loan, the documents required by Seller for the closing of such franchise loan, including, without limitation, the documents in the Custodian's Contract File and the documents listed on the closing index prepared by the attorney responsible for closing such franchise loan on behalf of Seller, which closing index shall be attached to the related Escrow Receipt."

         "(bp) "Document Agent" shall be one or more nationally recognized law
                --------------
               firms engaged by Seller to assist in the facilitation of Table Fundings and shall be a party to the applicable Escrow Agreement."

         "(bq) "Escrow Funds" shall mean the funds deposited by Buyer with the
                ------------
               the Wire Agent for each Table Funding."


         "(br) "Escrow Receipt" shall have the meaning assigned thereto in the
                --------------
               Escrow Agreement and in the form attached thereto."

         "(bs) "Funding" shall mean the release of the Escrow Funds by the Wire
                -------
               Agent to the Persons specified in the Wire Disbursement and Document Release Authorization Letter with respect to a Loan."

         "(bt) "Settlement Statement" shall mean, with respect to each
                --------------------
               franchise loan, the settlement statement prepared by Seller and executed by the Obligor that sets forth the allocation of such franchise loan funds."

         "(bu) "Wire Agent " shall mean First Bank National Association, and
                ----------
               any successor thereto."

     U. Section 4(c) of Annex I is hereby deleted in its entirety and replaced with the following:


         "(c)  "With respect to Transactions subject to Table Funding:
                -----------------------------------------------------

                    The timing for delivery of documents, including, but not limited to, Escrow Receipts, Custodian's Contract Files and Transaction Notices, with respect to a Table Funding is set forth in Section 3.3 of the Custodial Agreement."

          V. Section 4(d) of Annex I is amended by deleting the word "Escrow" in the sixth and twelfth lines thereof and replacing it with the word "Wire".

          W. Section 4(f) of Annex I is hereby amended by deleting the paragraph in its entirety and replacing it with the following:

               "No obligor or group of affiliated persons shall be the obligor or obligors in respect of any Restaurant Franchise Loan(s) acquired or originated by FMAC with an aggregate outstanding principal balance of greater than $35,000,000 unless such Restaurant Franchise Loan(s) shall have been offered by Seller to Buyer for purchase or financing, whereupon Buyer may, in its sole discretion, purchase such Restaurant Franchise Loan(s) or otherwise finance such Restaurant Franchise Loan(s) on such terms as may be negotiated by Seller and Buyer, which terms may be different than those generally applicable to Transactions hereunder. If Buyer declines to purchase such Restaurant Franchise Loan(s) or otherwise finance such Restaurant Franchise Loan(s), Seller may finance such Restaurant Franchise Loan(s) with such other financing sources as it deems appropriate."

          X. Section 9(a) of Annex I is hereby amended by adding at the end of the paragraph therein the following:

               "Notwithstanding the foregoing in this Section 9(a), in the event of a breach of the representation and warranty set forth in Paragraph 24 of Exhibit B with respect to a Contract that is a Retail Franchise Loan, Seller shall immediately repurchase such Contract."


          Y. Section 13 of Annex I is hereby amended by deleting the second sentence thereof in its entirety and deleting the words "In addition," in the thirteenth line thereof and replacing it with the following:


               "Subject to earlier termination, the Agreement shall terminate on the Repurchase Date occurring in December 1998 (such termination date, as if may be extended pursuant to the following proviso, the " Termination Date") and all transactions outstanding hereunder shall terminate automatically without any requirement for notice on such date and the Seller shall repurchase all Contracts subject to any Transaction outstanding pursuant to the terms of the Agreement; provided, however, that"
                                       --------  -------

         Z. Section 15(b) of Annex I is hereby amended by deleting the sentence in its entirety and replacing it with the following:

               "(b) The aggregate outstanding Repurchase Price for the Purchased Securities subject to the Agreement at any one time shall not exceed (i) $300,000,000, in the aggregate, (ii) $200,000,000 in the aggregate with respect to Contracts that are Restaurant Franchise Loans, and (iii) $100,000,000 in the aggregate with respect to Contracts that are Retail Franchise Loans."

        AA.    Section 16(a) (i) and (ii) of Annex I is hereby amended by deleting such Section 16(a) (i) and (ii) in its entirety and replacing it with the following:

               "(a) The Pricing Rate with respect to each Transaction hereunder shall be as follows:

                    (i)   During a Table Funding Period:
                          -----------------------------

                          A. With respect to Contracts that are Restaurant Franchise Loans, the Pricing Rate shall be a per annum rate equal to LIBOR plus 2.10%; and

                          B. With respect to Contracts that are Retail Franchise Loans, the Pricing Rate shall be a per annum rate equal to LIBOR plus 2.35%.

                   (ii)   After a Table Funding Period or for a Transaction Not
                          -----------------------------------------------------
                          Subject to Table Funding:
                          ------------------------

                          A. With respect to Contracts that are Restaurant Franchise Loans, the Pricing Rate shall be a per annum rate equal to LIBOR plus 1.60%; and

                          B. With respect to Contracts that are Retail Franchise Loans, the Pricing Rate shall be a per annum rate equal to LIBOR plus 1.85%.

                  (iii) "LIBOR" shall be the offered rate for United States dollars with a maturity of one month which appears on Telerate as of 9:00 A.M., New York City time, on the day that is the first LIBOR Business Day of the calendar month in which the Purchase Date for such Transaction occurs; provided, however, that if such
                                              --------  -------
                          rate does not appear on the Dow Jones Telerate Service page 3750 (or such other page as may replace that page on that service) or if such service is no longer offered, the rate for United States dollars with a maturity of one month quoted by such other service as may be selected by the Buyer. "LIBOR Business Day" means any day other than a Saturday, Sunday or any other day on which banking institutions in the City of London, England are required or authorized by law to be closed."

          BB. Section 17(a) of Annex I is hereby amended by deleting the second sentence therein in its entirety and replacing it with the following sentence:

               "Seller shall pay to Buyer on each Repurchase Date the sum of (x) the aggregate Price Differential with respect to all Transactions terminating on such Repurchase Date and (y) the aggregate of all principal payments and all other recoveries of principal in respect of the Contracts deposited into the Contract Account during the preceding Collection Period."

          CC.  Section 18 of Annex I is hereby amended by adding a new clause
     (d) as follows:

               "(d) Prior to the occurrence of an Event of Default, Buyer agrees to keep confidential (and to use its best efforts to cause its respective agents and representatives to keep confidential) the Information (as defined below) and all copies thereof, extracts therefrom and analyses or other materials based thereon, except that the Buyer shall be permitted to disclose the Information (a) to such of its respective officers, directors, employees, agents, affiliates, representatives and auditors, on a need to know basis, (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws and regulations or by any subpoena or similar legal process, upon prior notice thereof (unless prohibited by the terms of such subpoena or process) to the Seller, (d) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 18(d) or (ii) becomes lawfully available to the Buyer on a nonconfidential basis from a source or third party other than the Seller or
                    (iii) is material to a counterparty of Buyer in the normal course and Buyer gives notice to such counterparty that such Information is subject to confidentiality and such counterparty (which shall be disclosed to Seller) agrees to the maintenance of confidentiality substantially on the terms in this Section 18(d), or (e) to the extent disclosure of such Information is necessary as determined by Buyer in order for Buyer to enforce or defend its rights under the Agreement. For the purposes of this Section 18(d), "Information" shall mean all financial statements,
                     -----------
                    certificates, reports, or material non-public information that are received from the Seller and clearly identified and marked as Confidential at the time of delivery. The provisions of this Section 18(d), shall remain operative and in full force and effect regardless of the expiration and term of this Agreement. To the extent Buyer reasonably incurs any costs and expenses, including reasonable attorneys' fees, to enforce, defend or comply with the terms or provisions of this Section 18(d), Seller agrees to promptly reimburse Buyer such costs and expenses, including reasonable attorneys' fees; provided, however, that Seller
                                                --------  -------
                    shall have no obligation to make such reimbursement in the event such costs and expenses were incurred as a result of Buyer's negligence or misconduct in complying with the terms of Section 18(d) hereof."

          DD.  Section 22(e) of Annex I is hereby amended as follows:

               (a) by deleting the first sentence thereof in its entirety and replacing it with the following:

                    "Seller shall have arranged with one or more nationally recognized law firms acceptable to Seller and Buyer to act as Document Agent in connection with a Table Funding"; and

               (b) by deleting the word "Escrow" in the fifth line thereof and replacing it with the word "Document".

          EE. Paragraph II, clause (b)(vi) of Exhibit A to Annex I is hereby amended by as follows:

               (a) by deleting the word "Such annual" in the first line thereof and replacing them with the word:

                    "Annual";

               (b) by deleting the words, "strategic business plans" in the third line thereof in its entirety;

               (c) by deleting the words "as CSFB may request" in the fourth and fifth lines thereof and replacing them with words:

                    "shall be delivered to CSFB no more frequently than quarterly unless reasonably requested otherwise by CSFB";

          FF. Paragraph II, clause (b)(vii) of Exhibit A to Annex I is hereby amended as follows:

               (a) by deleting the first sentence thereof in its entirety and replacing it with the following:

                    "No more frequently than quarterly, unless otherwise required pursuant to the terms of the Transaction Documents or reasonably requested otherwise by CSFB, copies of all reports, statements, certifications, or other similar items required to be delivered to or by FMAC pursuant to the terms of the Transaction Documents, and promptly upon request, such other data as Buyer may reasonable request."

               (b) by adding after the words "business hours" in the thirteenth line thereof the words:

                    "upon reasonable prior notice"; and

               (c) by deleting the words "promptly (but in no case more than 30 days following issuance or receipt) provide to Buyer" in the fourteenth and fifteenth lines thereof and replacing them with the following words:

                    ", no more frequently than quaterly unless reasonably requested otherwise by CSFB, provide to Buyer".

          GG. Paragraph II, clause (b)(viii) of Exhibit A to Annex I is hereby amended as follows:

               (a) by deleting the words "Promptly after the filing or sending thereof copies" in the first and second lines thereof and replacing them with the following words:

                    "No more frequently than quarterly unless reasonably requested otherwise by CSFB, FMAC shall deliver to CSFB copies".

          HH. Paragraph 23 of Exhibit B to Annex I is hereby amended by adding after the first sentence and before the second sentence thereof, the following:

               "Notwithstanding the foregoing sentence, with respect to Contracts that are Retail Franchise Loans, all licenses, permits and other approvals necessary to conduct and operate the business on and at the related Mortgaged Property, including the operation of a gas station and/or convenience store, have been obtained, and are current and in full force and effect, and are in the possession of the appropriate parties."

          II. Paragraph 24 of Exhibit B to Annex I is hereby amended by deleting such Paragraph 24 in its entirety and replacing it with the following:

               "24. (a) There are no Hazardous Substances (defined below) or underground storage tanks in, on, or under the Mortgaged Property, except those that are both (i) in full compliance with Environmental Laws (defined below) and with permits issued pursuant thereto, which permits are current and in full force and effect, and (ii) fully disclosed to Seller in writing pursuant to the written reports resulting from the environmental assessments of the Mortgaged Property delivered to Seller (the "Environmental Report"); (b) there are no past, present or threatened Releases (defined below) of Hazardous Substances in, on, under or from the Mortgaged Property; (c) there is no threat of any Release of Hazardous Substances migrating to the Mortgaged Property; (d) there is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with the Mortgaged Property; and (e) Obligor has not received any written or oral notice or other communication from any person or entity (including, but not limited to, a governmental entity) relating to Hazardous Substances or Remediation (defined below) thereof, of possible liability of any Obligor, person or entity pursuant to any Environmental Law, other environmental conditions in connection with the Mortgaged Property, or any actual or potential administrative or judicial proceedings in connection with any of the foregoing. "Environmental Law" means any present and future federal, state and local laws, statutes, ordinances, rules, regulations, and the like, as well as common law, relating to protection of human health or the environment, relating to Hazardous Substances, relating to liability for or costs of Remediation or prevention of Releases of Hazardous Substances or relating to liability for or costs of other actual or threatened danger to human health or the environment. "Environmental Law" includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"); the Emergency Planning and Community Right-to-Know Act; the Hazardous Substances Transportation Act; the Resource Conservation and Recovery Act (including, but not limited to, Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act. "Environmental Law" also includes, but is not limited to, any present and future federal, state and local laws, statutes, ordinances, rules, regulations, and the like, as well as common law: conditioning transfer of property upon a negative declaration or other approval of a governmental authority of the environmental condition of the property; requiring notification or disclosure of Releases of Hazardous Substances or other environmental condition of the Mortgaged property to any governmental authority or other person or entity, whether or not in connection with transfer of title to or interest in such Mortgage Property; imposing conditions or requirements in connection with permits or other authorization for lawful activity; relating to nuisance, trespass or other causes of action related to the Mortgaged property, and relating to wrongful death, personal injury, or property or other damage in connection with any physical condition or use of the Mortgaged Property. "Hazardous Substances" include, but are not limited to, any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, or words of similar meaning or regulatory effect under any present or future Environmental Laws or that may have a negative impact on human health or the environment, including, but not limited to, petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, radon, radioactive materials, and flammables. "Release" of any Hazardous Substance includes, but is not limited to, any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances. "Remediation" includes, but is not limited to, any response, remedial, removal, or corrective action, any activity to cleanup, detoxify, decontaminate, contain or otherwise remediate any Hazardous Substance, any actions to prevent, cure or mitigate any Release of any Hazardous Substance, any action, to comply with any Environmental Laws or with any permits issued pursuant thereto, any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or evaluation relating to any Hazardous Substances."

          JJ. Paragraph 47 of Exhibit B to Annex I is hereby amended by adding after the word "parties" in the first line thereof the words:

                    "(except CSFB)"

          KK.  Annex II is hereby amended by as follows:

               (a) by deleting the addresses and telephone number for Patrick McGrath and replacing it with the following:

               "CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC
                    11 Madison Avenue, 4th Floor
                    New York, New York 10010
                    Attention: Patrick McGrath

                    Telephone: (212) 325-0551
                    Facsimile: (212) 325-8040

               (b) by deleting the name "CS First Boston Mortgage Capital Corp" under the name "Walter Fekula" and replacing it with "Credit Suisse First Boston Mortgage Capital LLC".

     3.   AMENDMENTS TO THE CUSTODIAL AGREEMENT:
          -------------------------------------

          A. The following definitions in Section 1.2 of the Custodial Agreement are hereby deleted in their entirety: "Disbursement Letter"; "Escrow Agreement"; "Pay-off Letter"; and "Wire Instruction Letter".

          B. Section 3.1 of the Custodial Agreement is hereby amended by adding after the word "documents" in the fourth line thereof, the following "With respect to Non-Table Funding Transactions:"
      ----------------------------------------------

          C. Section 3.1 of the Custodial Agreement is hereby amended by deleting the word "and" at the end of clause (xv) thereof and the period after the word "review" in clause (xvi) and adding at the end of clause
     (xvi) and before the last paragraph of Section 3.1 the following:

               "and (xvi) any environmental indemnity agreement (with respect to Contracts that are Retail Franchise Loans).

               With respect to Table Funding Transactions:
               ------------------------------------------

               (i)    the Contract Schedule, as amended;
               (ii) all the documents listed in Section A of Schedule 1 to Escrow Agreement;
               (iii) with respect to Contracts that are Retail Franchise Loans, any environmental indemnity agreement (contained in the Loan and Security Agreement or as a separate document); and
               (iv) any documents referenced above that were delivered for recording or filing with the appropriate recording or filing offices and subsequently returned by such office(s)."

          D. Section 3.2(b) of the Custodial Agreement is hereby amended as follows:

               (a) by deleting the words "Confirmation from Buyer" in the first line thereof and replacing them with the words:
                      "Transaction Notice from Seller"; and

               (b) by deleting the word "Confirmation" in the third and eighth lines thereof and replacing it with the words:
                      "Transaction Notice".

          E. Section 3.3(a) of the Custodial Agreement is hereby amended by deleting such Section 3.3(a) in its entirety and replacing such Section 3.3(a) with the following:

               "(a)(i) Seller shall deliver to Buyer and Custodian the following by facsimile transmission (unless otherwise indicated herein):

                         (1)  to CSFB the following:

                              (A) for receipt by CSFB at least two (2) Business Days preceding the proposed Table Funding Closing Date, a Transaction Notice in the form attached hereto as Exhibit C;
                                                           ---------

                              (B) for receipt by CSFB on or before 12:00 p.m. New York City time on the Business preceding the proposed Table Funding Closing Date, the Pay-Off Letter(s); and

                              (C) for receipt by CSFB on or before 12:00 p.m. New York City time on the proposed Table Funding Closing Date specified in such Transaction Notice (x) the Wire Disbursement and Document Release Authorization Letter executed by FMAC (original to be sent by overnight mail for receipt the next day) and
                                   (y) the Settlement Statement; and

                         (2)  to the Custodian the following:

                              (A) for receipt by Custodian at least two (2) Business Days preceding the proposed Table Funding Closing Date, the Transaction Notice."


                 "(ii) Seller shall cause the Document Agent to deliver to the Custodian and Buyer the related Escrow Receipt by no later than 5:00 p.m. on the day preceding the proposed Table Funding Closing Date."

                 "(iii) FMAC acknowledges and agrees that in the event CSFB or Custodian do not receive the documents or the Escrow Receipt by the applicable times specified in Section 3.3(a)(i) and (ii), the proposed Table Funding Closing Date shall be the next Business Day succeeding the original proposed Table Funding Closing Date."

                 "(iv) Seller shall deliver or cause to be delivered to the Document Agent all of the Closing Documents, including all the items listed in

                         Section 3.1 of the Custodial Agreement for such Contract identified in such Transaction Notice (including those items listed in Schedule A of Schedule I to the Escrow Agreement)."

          F. Section 3.3(b)(i), (ii) and (iii) of the Custodial Agreement are hereby amended by deleting such Section 3.3(b)(i), (ii) and (iii) in their entirety and replacing them with the following:

               "(b)(i) Upon receipt by Custodian of an Escrow Receipt, in the form attached to the Escrow Agreement, from the Document Agent with respect to the Contract subject to a Table Funding, Custodian shall, with respect to such Escrow Receipt, execute and deliver to Buyer (with a copy to Seller which shall be clearly marked as a copy and non-transferable) one or more initial trust receipt and certifications (each an "Initial Trust Receipt and Certification") in the form attached hereto as Exhibit
                                                                        -------
                         A-1. Each original Initial Trust Receipt and
                         ---
                         Certification shall be delivered to Buyer in New York City on or before 11:00 a.m., New York City Time, on the next Business Day immediately following the date on which the Custodian receives such Escrow Receipt."

               "(ii) Buyer shall, upon receipt of (x) an Initial Trust Receipt and Certification from the Custodian and (y) the Wire Disbursement and Document Release and Authorization Letter, Settlement Statement and Pay-Off Letter from Seller, (1) wire to the Wire Agent, as directed by Seller in such Wire Disbursement and Document Release and Authorization Letter, the Purchase Price for such Contract, and (2) deliver to the Wire Agent and the Document Agent by facsimile transmission a fully executed Wire Disbursement and Document Release and Authorization Letter."

               "(iii) Seller shall (x) cause the Document Agent to deliver to the Custodian all the items listed in Section 3.1 of the Custodial Agreement (including those documents listed in Section A of Schedule I to the Escrow Agreement) for such Contract in accordance with the terms of the applicable Escrow Agreement within the time period specified in such Escrow Agreement and (y) deliver to Custodian and Buyer a Computer Tape and Contract Schedule in respect of such Contract, in each case such delivery must be made for receipt thereof by Custodian within five (5) Business Days after the date on which the Wire Agent receives from Buyer, by wire transfer, the Purchase Price for such Contract, unless such time is otherwise extended by mutual agreement between Seller and Buyer."

          G. Section 3.1(b)(iv) of the Custodial Agreement is hereby amended by deleting the words "Escrow Agent" in the third line thereof and replacing them with the words: "Document Agent".

          H. Section 3.1(b) of the Custodial Agreement is hereby amended by adding a new clause (v) as follows:

               "(v) Seller agrees that upon receipt of the Escrow Funds by the Wire Agent, Seller shall be deemed to have received such Escrow Funds and will be liable for such Escrow Funds in accordance with the terms of the Repurchase Agreement. If the Wire Agent returns to Buyer any Escrow Funds pursuant to Section 4.2(b) or Section 4.2(c) of the Escrow Agreement, Seller shall, at the time such Escrow Funds are returned to Buyer, immediately pay to Buyer the amount equal to the product of (i) the product (x) the amount of such Escrow Funds and (y) the Pricing Rate applied during the Table Funding Period as provided in the Repurchase Agreement and (ii) a fraction, expressed as a percentage, the numerator of which is the number of days from the date on which Seller wires the Escrow Funds to the Wire Agent to the date on which Buyer receives the Escrow Funds from the Wire Agent pursuant to the Escrow Agreement (calculated by including the date on which Buyer wires such Escrow Funds but excluding the date on which Buyer receives the Escrow Funds from the Wire Agent; provided,
                                                                     --------
                      however, that for purposes of such calculation, in the
                      -------
                      event such Escrow Funds are returned to and received by Buyer on the same day the Escrow Funds are received by the Wire Agent from Buyer, the Escrow Funds shall be deemed to be received by Buyer on the next day), and the denominator of which is 360 days. Such payment by Seller shall be made via federal funds wire of immediately available funds in accordance with the wire instructions specified in the Escrow Agreement."

          I. Section 5.1(b) of the Custodial Agreement is hereby amended by adding after the word "loans" and before the word "serviced" in the eleventh line thereof the following:

               ", including restaurant and/or gas station and/or convenience store franchise loans".

          J. Section 7.3(b) of the Custodial Agreement is hereby amended as follows:

               (a) by deleting the first paragraph thereof and replacing it with the following:

               "Credit Suisse First Boston Mortgage Capital LLC
                    11 Madison Avenue, 4th Floor
                    New York, New York 10010
                    Attention: Patrick McGrath
                    Telephone: (212) 325-0551
                    Facsimile: (212) 325-8040

               (b) by changing the name "CS First Boston Mortgage Capital Corp." to "Credit Suisse First Boston Mortgage Capital LLC" in the address section for Walter Fekula.

          K. Wherever the name "CS First Boston Mortgage Capital Corp." appears in the Exhibits to the Custodial Agreement, such name is hereby changed to "Credit Suisse First Boston Mortgage Capital LLC".


          L. Exhibit A-1 to the Custodial Agreement is hereby amended by deleting the word "Confirmation" in the third line of the first paragraph thereof and replacing it with the word: "Transaction Notice".

     4.   FULL FORCE AND EFFECT. Except to the extent expressly amended and
          ---------------------
modified by this Amendment, all of the terms, covenants, conditions, agreements and provisions of the Repurchase Agreement and the Custodial Agreement shall remain unmodified and unchanged and shall continue in full force and effect.

     5.   GOVERNING LAW. This Amendment shall be governed by, and construed in
          -------------
accordance with, the laws of the State of New York, without regard to the conflict of law principles thereof.

     6.   COUNTERPARTS. This Amendment may be executed in any number of
          ------------
counterparts and by each of the undersigned on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Amendment as of the date first above written.



                              CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Buyer

                              By  /s/ Emily Youssouf
                                  -----------------------------------------
                                  Name: Emily Youssouf
                                  Title: V.P.


                              FRANCHISE MORTGAGE ACCEPTANCE COMPANY LLC, as Seller and Servicer

                              By  /s/ Kevin Burke
                                  -----------------------------------------
                                  Name: Kevin Burke
                                  Title: Senior Vice President


                              FIRST BANK, NATIONAL ASSOCIATION,
                              as Custodian


                              By  /s/ Lynn M. Steiner
                                  -----------------------------------------
                                  Name: Lynn M. Steiner
                                  Title: Assistant Vice President


     The undersigned Guarantor, Imperial Credit Industries, Inc., under that certain Guaranty dated as of October 10, 1996, hereby acknowledges and agrees to this Amendment and the foregoing amendments, modifications and supplements to the Repurchase Agreement and Custodial Agreement.

                              IMPERIAL CREDIT INDUSTRIES, INC.

                              By: /s/ H. Wayne Snavely
                                  ----------------------------------------
                                  Name: H. Wayne Snavely
                                  Title: Chairman and Chief Executive Officer